CTFO
CHINA TRANSINFO

September 2009







CHINA TRANSINFO TECHNOLOGY CORP.

- Leading Transportation Information Technology Provider in China
- Sustainable Accelerated Growth
- Attractive Market Opportunities
- Proven Track Record

Safe Harbor

Any statements set forth above that are not historical facts are forward looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but not limited to, factors related to China TransInfo's anticipated growth strategies, future business development, ability to attract and retain new clients, ability to develop new GIS software and hardware, expand to other related industries or markets in other geographical locations, and other information detailed from time to time in the filings and future filings with the United States Securities and Exchange Commission. Anyone interested in obtaining information on China TransInfo should contact China TransInfo or CCG, as set forth below, to receive the China TransInfo's most recent financial reports. This presentation was developed by China TransInfo and is intended solely for informational purposes and is not to be construed as an offer to sell or the solicitation of an offer to buy the Company's stock. This profile is based upon information available to the public, as well as other information from sources which management believes to be reliable, but is not guaranteed by the Company as being accurate nor does it purport to be complete. Opinions expressed herein are those of management as of the date of publication and are subject to change without notice.



Company Snapshot

Listed on NASDAQ	CTFO
Price(September 4, 2009)	$7.96
Shares Outstanding	22.3 m
Market Capitalization	$177.5 m
Revenue (TTM)	$35.7 m
Net Income (TTM)	$11.5 m
EPS (TTM)	$0.52

Revenue ($ Millions)



45
40
35
30
25
20
15
10
5
0
7.2
11.9
29.4
45.0
9.8
16.1
2006
2007
2008
2009 E
FH 2008
FH 2009

Net Income ($ Millions)



14
12
10
8
6
4
2
0
3.0
4.4
11.1
13.0
3.9
4.2
2006
2007
2008
2009 E
FH 2008
FH 2009

CTFO
CHINA TRANSINFO

Company Overview

- China's **largest** traffic information processor, traffic volume surveyor, and real time traffic information provider
- Beijing PKU Chinafront High Technology Co., Ltd was founded in October 2000
- Products target transportation authorities under the management of the Ministry of Communication (MOC) as well as the general public
- Nationwide presence – 11 offices in China with headquarters in Beijing
- 396 employees nationwide, 30 PhD researchers in PKU labs
- 2009 guidance of $45.0M in revenue and $13.0M in net income

Geographic Coverage


Heilongjiang
Jilin
Liaoning
Dalian
Inner Mongolia
Beijing
Tianjin
Xinjiang
Shanxi
Gansu
Henan
Shaanxi
Anhui
Hangzhou
Shanghai
Tibet
Sichuan
Hubei
Chongqing
Jiangxi
Fujian
Yunnan
Guangxi
Guangdong
Hainan

Xinjiang Zhangcheng Science and Technology Co., Ltd

Beijing Zhangcheng Science & Technology Co., Ltd

Beijing Zhangcheng Culture & Media Co., Ltd

China TranWiseway Information Technology Co., Ltd

Chongqing Front Technology Co., Ltd

Dalian Dajian Zhitong Information Service Ltd.

Beijing PKU Chinafront High Technology Co., Ltd

Shanghai Yootu Information Technology Ltd.

China TransInfo Technology Corp. Hangzhou Branch

China TransInfo Subsidiaries



What We Do

	Government Authorities	Individual Consumers
Urban Transportation	Transportation Planning Information Systems	Real Time Traffic Data
	Traffic Flow Surveying Solutions	
	Passenger Flow Statistic, Detecting, and Analysis System	Taxi Media Platforms
	Intelligent Traffic Management Platform	
Intercity Transportation	Intelligent Highway Traffic Monitoring Projects	
	Highway Traffic Surveying Systems	
	Electronic Toll Collection Systems	
	Highway Transportation Holiday Traffic Reports	

Large Growth in Transportation Sector

Long-Term Government Demand

- China has the **second largest** highway network in the world, which will reach 85,000 kilometers by 2020 with an additional RMB 100 billion to be invested annually from 2010 to 2020.
- The government plans to improve transportation management, using advanced IT solutions
- Approximately 1% of highway investment in China is related to IT solutions compared to 7-10% in developed countries
- The MOC has budgeted $730 billion for the next 3-5 years for transportation infrastructure upgrades, with over 5% directed for Intelligent Transportation Systems.
- The public sector market is worth $7.3 billion, based on the Chinese government's 11th 5-year plan for transportation information system upgrades.



China's Highway Network Development
Kilometers
100000
80000
60000
40000
20000
0
45,300
65,000
85,000
2006
2010
2020



Vast Market for Real-Time Traffic Information Solution



- The number of vehicles in China is currently more than 170 million and this figure is expected to grow at least 5% annually over the next several years*.
- Since the increasing number of car owners has led to unprecedented transportation challenges in most cities, real-time traffic information solutions can optimize drivers and pedestrians' commuting times.
- The number of mobile internet users in China reached 117 million at year-end 2008 and is expected to grow 100% in 2009 and exceed 200 million users by year-end 2009. (Source: CNNIC, MIIT, 04/09)
- Users of Location Based-Services (LBS) in China reached 13 million in 2008 and this number is expected to grow substantially in the next several years. (Source: In-Stat, 04/09)
- LBS with real-time traffic information is one of the most appealing services for wireless carriers to attract subscribers and increase average revenue per user (ARPU).
- 3G was commercially launched in China in 2009. With 3G, real-time traffic information distribution becomes faster and easier.


China LBS subscriber forecast
(Millions)
LBS Users
LBS Paid Subsribers
80
70
60
50
40
30
20
10
0
9.14
0.96
13
1.8
21.21
2.8
42.96
5.8
70.92
10
2007
2008
2009
2010
2011

*Traffic Management Bureau of Ministry of Public Security

Government Agency Services
Application Solution Advantages

Solution Overview

- Customized software based on proprietary technology
- Applications convert complex traffic data into easily digestible graphics with a user-friendly interface
- Used throughout China by the Ministry of Communication
- Revenue generated through contracts, which are often extended or expanded

Our Advantages

- Strong customer relationships with local government transportation agencies
- Pioneer in real-time traffic reporting technology
- Developed national technological standards



Traffic Monitoring System



Golden Week

Government Agency Services
Application Solutions



Case Study - Beijing Transportation Planning System


Beijing Traffic Management Bureau

- Systems designed for road and aqueduct planning & security monitoring
- Provides various data points to support transportation planning
- Performs information search queries, statistical data analysis and module calculation

New Product – TransPLE Passenger Flow Statistic, Detecting, and Analysis System (TransPLE)

- Detects and analyzes pedestrian flow quantity, density, speed, and direction in high density areas
- Supported by CTFO-developed multimodal sensor networks composed of laser scanners and cameras
- Assists government to optimize the pedestrian flow configurations in transportation centers and support public safety with crowd control, emergency response, and anti-terrorism activities




车站



Individual Consumer Services
Real-Time Traffic Information Platforms

Real-Time Information Source

- Comprehensive government transportation information solutions
- Traffic survey system
- Floating vehicles

Features

- Access real-time traffic conditions
- Custom mapping and route calculation
- Find parking lots or sightseeing destinations



Comprehensive Transportation Information Solutions
+
Transportation Information Media Platforms
Public LBS Service Sub-system
Industry monitor management Sub-system
GPS Satellite
GPS Satellite
Mobile Communication TMC Base Station
Mobile
Internet
Vehicle
Taxi
Long-distance bus
Intercity bus

CTFO CHINA TRANSINFO



Individual Consumer Services
Real-Time Traffic Information Solution

Largest real-time traffic information provider in China

- Provides highway real-time traffic information for 20 provinces throughout China
- Officially launched in 5 cities (Beijing, Shanghai, Chongqing, Chengdu, and Wuhan)
- Expect to reach 10 cities by the end of 2009 and 20 cities by year-end 2010


PalmCity

Provider of real-time traffic data to

- Cell phone and wireless carriers --- plan to generate revenue through customer subscriptions.
- Website (http://www.palmcity.cn)
- Media terminals
- Organizations and enterprises


北京
12:40
选项
退出



Government and Consumer Services
Electronic Toll Collection

Product Overview:

- Technology is similar to electronic toll collection technology in other countries
- Tags in vehicles are read by sensors on highways as cars pass through toll booth
- Tags can also be used for traffic information collection systems, automatic parking management systems, gas stations, fast food restaurants and public transportation
- Tags are supplied to private individuals; antennas are supplied to highway authorities


Road side ETC antenna
Electronic vehicle tag
Toll computer
Back end system



Large ETC Market Opportunity

Market Opportunity:

- At year-end 2008, there were 169.9 million motor vehicles* in China, a 6.3% increase year over year, according to the Ministry of Public Security
- 60,300 kilometers of highways in China, most of which are toll ways, or 70% of all toll highways globally
- ETC will be the “backbone technology” of the national toll highway network
- Several municipalities and provinces have recently begun preparations for installations



Development Plans

- Taking first steps to enter the developed regions
- In contact with planners in Shandong, Heilongjiang, Shanxi and Sichuan provinces

* Motor vehicles included cars, motorcycles, tractors, trailers, and other motor vehicles

Growth Strategy

Two stage business development strategy:

Stage I: Continue high win rate of model cases and pilot projects launched by various governmental departments

- CTFO won the largest number of contracts in the first round of bidding for construction projects by the National Transportation Information System
- Target contracts with China's 600 municipalities to further guide national standards
- Improve technology to meet specific client requirements

Stage II: Convert established business into various consumer data services which will provide ongoing revenue streams

- Increase R&D spending to $6.8M in 2009 from $2.6M in 2008 for the development of new consumer oriented solutions
- Evolve into an ongoing transportation information service provider
- Grow revenue from a diverse base of different technologies and services



CTFO CHINA TRANSINFO

Technological Leadership

- China TransInfo has been honored with 9 achievement awards and has received 92 software copyrights
- Proven track record of success with a high win rate for model cases; 90% win ratio for new bids in last 3 years
- First domestic company to develop technology for processing and broadcasting real-time traffic data
- First mover advantage in the 3D GIS segment
- Developed the first and only three dimensional GIS platform software in China



高新技术企业认定证书
资质证书
安全生产许可证

Strong Partnerships & Client Base

- Strategic partnerships with ESRI, Oracle and Cisco
- Strong and loyal customer base, including the Chinese Ministry of Communication, the country's top transportation regulator
- Private clients include internet companies, real estate management companies and transportation industry institutes
- Our research partnerships comprise Peking University (including the GeoGIS Research Laboratory and over 30 PhDs and researchers), Tongji University, Beijing Jiaotong University, and Beijing University of Aeronautics & Astronautics

TPRI 交通部规划研究院	交通部科学研究院	长江航运信息中心
交通部公路科学研究院	北京市交通委员会	中关村管委会
北京市公安局公安交通管理局	四川省交通厅	山西省交通厅
北京大学	同济大学	北京交通大学
北京航空航天大学	北京理工大学	北京工业大学
ESRI中国有限公司	ORACLE	CISCO SYSTEMS

Experienced Management Team Dedicated to the Transportation Information Industry

Shudong Xia, Chairman of the Board & Chief Executive Officer

- Founded Beijing PKU Chinafront High Technology Co., Ltd in 2000
- Since 1998, has been involved in several research projects at Peking University
- Mr. Xia received his PhD in Remote Sensing from Peking University in 2003
- Serves on several government advisory committees for the development of GIS services for urban planning

Troy Mao, Chief Financial Officer

- Joined China TransInfo in January 2008
- Previously worked for Deloitte & Touche in both the US and China
- Holds a Master's degree in accounting from UNC-Chapel Hill

Zhiping Zhang, Vice President of R&D

- Professor in Remote Sensing and Geography Information Institute at Peking University
- Led the development of the first Geo-info system software-Citystar - awarded the "Excellence Product Award"
- Vice President of Research and Development since May 2007

Danxia Huang, Director & Vice President

- Formerly Vice President of First City Investment Inc. of Hong Kong
- Previously, CEO of an internet company for 3 years.
- Holds an MBA from Murdoch Univ. of Australia

CTFO CHINA TRANSINFO

Directors

Jay Trien, Independent Director, Chair of Audit Committee

- Senior partner of Trien Rosenberg Rosenberg Weinberg Ciullo & Fazzari, LLP, a certified public accounting and business consulting firm
- Expertise on various business topics, including tax planning and strategies for financing growth for high tech companies

Dan Liu, Independent Director, Chair of Compensation Committee

- Over forty years of experience in the electronics and information sectors
- Chairman of the board of Intel (China) from 1991 to 1997
- Senior advisor to Motorola (China) from 1994 to 1998

Zhongsu Chen, Independent Director, Chair of Nominating Committee

- Over 20 years of professional experience in information technology, including nine years at Wall Street firms, such as DLJ and Standard & Poor's
- Deputy chief technology officer of the Shanghai Stock Exchange from 2001 to 2005

CTFO CHINA TRANSINFO

Directors

Dongyuan Yang, Independent Director

- Over 26 years of experience in the research and application of urban transportation planning, transportation modeling, intellectual transportation systems, and logistic systems planning
- Spearheaded a number of transportation and logistic planning projects
- Vice chancellor of Tongji University since 2002 , the vice chairman of the Shanghai Transportation Engineering Committee and the vice director of the Transportation Engineering and Technology Center at the Ministry of Construction

Brandon Ho-Ping Lin, Director

- A general partner at SAIF Partners, one of the largest and most successful growth venture capital funds focused on China with $2.2 billion under management
- Vice president of investment banking with Credit Suisse / Donaldson, Lufkin & Jenrette (DLJ) in New York from 1997 to 2001
- An Associate in M&A and securities law with Sullivan & Cromwell in Hong Kong and Los Angeles from 1994 to 1996

Increasing Revenue Growth


Revenue ($ in Millions)
Million
50.0
40.0
30.0
20.0
10.0
0.0
CAGR = 69.1%
5.5
7.2
11.9
29.4
45.0
9.8
16.1
2005
2006
2007
2008
2009 E
FH 2008
FH 2009

High Profitability



Net Income ($ in Millions)
Million
CAGR = 56.0%
14
12
10
8
6
4
2
0
2.2
3.0
4.4
11.1
13.0
3.9
4.2
2005
2006
2007
2008
2009 E
FH 2008
FH 2009

CTFO
CHINA TRANSINFO

Summary Income Statement

Summary Income Statement	Three Months Ended June 31,		Six Months Ended June 30,		Year Ended December 31,	
($ in million)	**2009**	**2008**	**2009**	**2008**	**2008**	**2007**
Revenues	$9.6	$5.1	$ 16.1	$9.8	$29.4	$11.9
Gross Profit	$4.7	$3.1	$8.0	$5.5	$16.5	$6.3
Gross Margin	48.9%	60.7%	49.7%	56.2%	56.2%	52.7%
Operating Income	$2.8	$2.3	$4.3	$4.0	$11.4	$4.9
Operating Margin	29.7%	44.5%	26.7%	41.1%	38.9%	40.9%
Net Income	$2.8	$2.2	$4.2	$3.9	$11.1	$4.4

CTFO
CHINA TRANSINFO

Balance Sheet Summary

($ in millions)	June 2009	Dec. 2008	Dec. 2007
Cash and Equivalents	$9.2	$16.1	$6.8
Total Current Assets	$43.6	$43.8	$17.6
Total Assets	$61.1	$58.7	$21.4
Total Current Liabilities	$9.0	$11.1	$1.1
Total Liabilities	$9.0	$11.1	$1.1
Total Shareholders' Equity	$52.0	$47.6	$20.3
Total Liabilities and Shareholders' Equity	$61.1	$58.7	$21.4

Contact Information

Company Contact:	Investor Relations Contact:
China TransInfo Technology Corp.	**CCG Investor Relations**
Ms. Fan Zhou IR Director Suite 717, E-Wing Plaza No.113 Zhichunlu, Haidian District Beijing 100086, China	Mr. Crocker Coulson President 1325 Avenue of the Americas Suite 2800 New York, NY 10019
Phone: +86 10 8267 1299 ext 8033 Email: ir@ctfo.com	Phone: +1 646 213 1915 Email: crocker.coulson@ccgir.com

CTFO
CHINA TRANSINFO

Thank you





CHINA TRANSINFO TECHNOLOGY CORP.

- Leading Transportation Information Technology Provider in China
- Sustainable Accelerated Growth
- Attractive Market Opportunities
- Proven Track Record